TD ASSET MANAGEMENT USA FUNDS INC.

TD 1- to 5-Year Corporate Bond Portfolio
TD 5- to 10-Year Corporate Bond Portfolio

(together, the “Portfolios” and each, a “Portfolio”)

Supplement dated January 29, 2019
to the Summary Prospectus of each Portfolio, each dated June 4, 2018, and the Prospectus and Statement of Additional Information of each Portfolio, each dated May 31, 2018

On January 28, 2019, the Board of Directors (the “Board”) of TD Asset Management USA Funds Inc. (the “Company”) approved the liquidation of each of the TD 1- to 5-Year Corporate Bond Portfolio and TD 5- to 10-Year Corporate Bond Portfolio, each a series of the Company, pursuant to the terms of a Plan of Liquidation for each Portfolio. The liquidations were recommended by TDAM USA Inc., the Portfolios’ investment adviser (“TDAM”), based upon its determination that the Portfolios are no longer viable from a business and economic perspective. The approval by the Board is based on the determination made by, and recommendation of, TDAM to liquidate the Portfolios.

Under its Plan of Liquidation, each Portfolio will be liquidated on or about March 12, 2019 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the relevant Portfolio will be converted to cash or cash equivalents, and the Portfolio will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders in the Portfolio as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Portfolio, after the Portfolio has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders remaining in a Portfolio just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Portfolio’s portfolio holdings.

For taxable shareholders, the automatic redemption of shares of the Portfolio on the Liquidation Date, as well as any redemption of shares of the Portfolio made by a taxable shareholder prior to the Liquidation Date, will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A Portfolio may also make a distribution of undistributed net income and/or net capital gains prior to the Liquidation Date. Shareholders, including shareholders that own Portfolio shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

TDAM will bear all expenses of the liquidation to the extent such expenses are not part of a Portfolio’s normal and customary fees and operating expenses; however, each Portfolio and its shareholders will bear transaction costs and tax consequences associated with portfolio turnover of the Portfolio in anticipation of the Portfolio’s liquidation.

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